Supplement Dated May 21, 2013
To The Prospectus Dated April 29, 2013 For

ELITE ACCESS®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectus.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

The updates to the prospectus are described below with references to those parts of the prospectus modified by this supplement.

➢	The Fund Operating Expenses for the Curian/American Funds® Growth Fund appearing on page 6 of the prospectus are revised to read as follows:

Funds Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses I	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
Curian/American Funds® Growth	1.18%D	0.25%D	0.28%D	0.00%	1.71%D	(0.50%)C	1.21%C,D

➢	The section titled “EXAMPLE” beginning on page 8 of the prospectus is deleted and replaced in its entirety with the following:

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions and the Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  Neither transfer fees nor Premium tax charges are reflected in the example.  The example also assumes that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost of the optional Liquidity Option in years in which a Contract with the Liquidity Option would incur more costs than a Contract without the Liquidity Option.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,217	$2,189	$3,906	$5,668

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If you annuitize at the end of the applicable time period:

1 year *	3 years	5 years	10 years
$1,217	$1,757	$2,901	$5,668

*Withdrawal charges apply to annuitizations occurring within one year of the Contract's Issue Date.

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$591	$1,757	$2,901	$5,668

The example does not represent past or future expenses.  Your actual costs may be higher or lower.

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(To be used with JMV8037 04/13)

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JMV11118 05/13